SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           25-Oct-00

DLJ MORTGAGE ACCEPTANCE CORP.,
First Nationwide Trust Series 2000-2
Mortgage Pass-Through Certificates
(Exact name of registrant as specified in its charter)


Delaware             333-75921              13-3460894
(State or Other      (Commission            (I.R.S. Employer
Jurisdiction         File Number)           Identification No.)
of Incorporation)


         277 Park Avenue
         New York, New York                    10172
         (Address of Principal               (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code      (212) 892-3000


Item 5.  Other Events.

On behalf of DLJ Mortgage Acceptance Corp, First Nationwide Trust Series 2000-2, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated September 1, 2000 by Bank One, NA, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated           25-Oct-00
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due September 1, 2030.

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.       Item 1: Legal Proceedings:         NONE

D.       Item 2: Changes in Securities:     NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2000-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

First Nationwide Trust Series 2000-2
Mortgage Pass-Through Certificates

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

          Beginning                          Principal   Remaining  Distribution
Class      Balance     Principal   Interest     Loss      Balance      Date
I-A-1      127465800        404670   796661           0   127061130  25-Oct-00
I-X          2033170             0    12707           0     2012453  25-Oct-00
I-P           656391           770        0           0      655621  25-Oct-00
I-B-1        3169300          2507    19808           0     3166793  25-Oct-00
I-B-2        1618400          1280    10115           0     1617120  25-Oct-00
I-B-3         741700           587     4636           0      741113  25-Oct-00
I-B-4         539500           427     3372           0      539073  25-Oct-00
I-B-5         269700           213     1686           0      269487  25-Oct-00
II-A-1      15512000         71042   100182           0    15440958  28-Oct-00
II-A-2      11000000             0        0           0    11071042  28-Oct-00
II-A-3      10000000             0    64583           0    10000000  28-Oct-00
I-B-6         404684           320     2529           0      404364  25-Oct-00
A-R              100             0        1           0         100  25-Oct-00





          Beginning
         Current Prin  Principal             Remaining  Distribution
Class       Amount    Distribution Interest   Balance       Date
I-A-1      1000.00000       3.17473  6.25000   996.82527 25-Oct-00
I-X        1000.00000       0.00000  6.25000   989.81046 25-Oct-00
I-P        1000.00091       1.17266  0.00000   998.82826 25-Oct-00
I-B-1      1000.00000       0.79100  6.25000   999.20900 25-Oct-00
I-B-2      1000.00000       0.79100  6.25000   999.20900 25-Oct-00
I-B-3      1000.00000       0.79099  6.25001   999.20901 25-Oct-00
I-B-4      1000.00000       0.79099  6.25001   999.20901 25-Oct-00
I-B-5      1000.00000       0.79099  6.25002   999.20901 25-Oct-00
II-A-1     1000.00000       4.57979  6.45833   995.42021 28-Oct-00
II-A-2     1000.00000       0.00000  0.00000  1006.45833 28-Oct-00
II-A-3     1000.00000       0.00000  6.45833  1000.00000 28-Oct-00
I-B-6      1000.00000       0.79094  6.24999   999.20906 25-Oct-00
A-R        1000.00000       0.00000  6.30000  1000.00000 25-Oct-00





                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                   DLJ MORTGAGE ACCEPTANCE CORP.

                     By: /s/ Mary Fonti
                     Name:         Mary Fonti
                     Title:        Trust Officer
                                   Bank One

         Dated:           31-Oct-00